EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    Franklin E. Agnew
-------------------------------
       Franklin E. Agnew

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    Frederic K. Becker
-----------------------------
       Frederic K. Becker

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/      Gilbert F. Casellas
-------------------------------
         Gilbert F. Casellas

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    James G. Cullen
-----------------------------
       James G. Cullen

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    William H. Gray III
-----------------------------
       William H. Gray III

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/   Jon F. Hanson
------------------------
      Jon F. Hanson

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/   Glen H. Hiner
--------------------------
      Glen H. Hiner

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    Constance J. Horner
-----------------------------
       Constance J. Horner

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/     Karl J. Krapek
----------------------------
        Karl J. Krapek

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    Ida F.S. Schmertz
-----------------------------
       Ida F.S. Schmertz

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/    Richard M. Thomson
-----------------------------
       Richard M. Thomson

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/     James A. Unruh
------------------------------
        James A. Unruh

EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Arthur F. Ryan, Richard J. Carbone, John M. Liftin and Clifford E. Kirsch, each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission of an Annual Report on Form 10-K of The Prudential Insurance Company of America in respect of The Prudential Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2003 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2004.

/s/   Stanley C. Van Ness
----------------------------
      Stanley C. Van Ness